UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. Date of Report (Date of earliest event reported): December 29, 1999


                            LANNETT COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      0-9036              23-0787-699
--------------------------------       -----------        -----------------
State or other Jurisdiction            Commission          I.R.S. Employer
of Incorporation or Organization       File Number        Identification No.


                   9000 State Road, Philadelphia, PA 19136
             ---------------------------------------------------
             Address of Principal Executive Offices and Zip Code


      Registrant's telephone number, including area code: (215) 333-9000



ITEM  4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Lannett Company, Inc. (the "Company") has engaged Grant Thornton LLP as the Company's new independent accountant to audit the Company's financial statements as of June 30, 2000 and for the year then ended. Grant Thornton LLP was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching its decision as to any accounting, auditing, or financial reporting issue. Nor did the Company consult with Grant Thornton LLP regarding any disagreement (as defined in Item 304 of Regulation S-B) or any reportable event (as described in Item 304 of Regulation S-B).




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             LANNETT COMPANY, INC

                                             By:  /s/ Larry Dalesandro
                                                  Chief Operating Officer

Date:  December 29, 1999